Exhibit 32.1


                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The First Years Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Amendment No. 1 to the Annual Report for the year ended December 31, 2003 (the "Form 10-K/A") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 29, 2004


By: /s/ Ronald J. Sidman
    -----------------------------
    Ronald J. Sidman
    Chief Executive Officer, Chairman of the
    Board of Directors, and President


Dated: April 29, 2004


By: /s/ John R. Beals
    -----------------------------
    John R. Beals
    Treasurer and Senior Vice President - Finance
    (Chief Financial Officer and Chief Accounting Officer)